UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2015

Hercules Technology Growth Capital, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Hamilton Ave., Suite 310 Palo Alto, CA	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 289-3060

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 3, 2015, Hercules Technology Growth Capital, Inc. (the “Company”) entered into a First Amendment and Waiver (the “Amendment”) to its Second Amended and Restated Loan and Security Agreement, dated as of August 14, 2014, by and among the Company, MUFG Union Bank, N.A., as administrative agent, and the lenders party thereto (the “Loan Agreement”).

A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	First Amendment and Waiver to Second Amended and Restated Credit Agreement, dated as of November 3, 2015 by and among Hercules Technology Growth Capital, Inc., MUFG Union Bank, N.A., as administrative agent, and the lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

Date: November 13, 2015	By:	/s/ Manuel A. Henringuez
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	First Amendment and Waiver to Second Amended and Restated Credit Agreement, dated as of November 3, 2015 by and among Hercules Technology Growth Capital, Inc., MUFG Union Bank, N.A., as administrative agent, and the lenders party thereto.